This is filed pursuant to Rule 497(e).


























































00250157.BJ8

                    THE ALLIANCE STOCK FUNDS
                         (ADVISOR CLASS)

                 Alliance Growth and Income Fund
                Alliance Strategic Balanced Fund

                 _______________________________

        Supplement dated April 1, 1997 to the Prospectus
                     dated February 3, 1997


The following information supplements certain information in the current prospectus under the heading "Description of the Funds -
Investment Objectives and Policies - Total Return Funds -
Alliance Growth and Income Fund"

         At a Special Meeting of Shareholders of the Fund held on March 27, 1997, the shareholders approved a change in the fundamental investment policies of the Fund to allow the Fund to purchase and sell financial forward and futures contracts and options thereon. The shareholders also approved the adoption by the Fund of non-fundamental investment policies, which may be changed by the Board of Directors of the Fund without a shareholder vote, governing the use of these financial forward and futures contracts and options thereon. These policies provide that the Fund will enter into such transactions for hedging purposes only, and will not enter into any futures contract or option thereon if immediately thereafter the market values of the outstanding futures contracts of the Fund and the futures contracts subject to outstanding options written by the Fund would exceed 50% of the Fund's total assets. The Fund may not purchase or sell a stock index futures contract if immediately thereafter more than 30% of its total assets would be hedged with stock index futures. Finally, the Fund will not purchase or sell a stock index future contract if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing future positions would exceed 5% of the market value of the Fund's total assets.

         For a description of futures contracts and options thereon, including the risks involved in making such investments, see the sub-sections "Options", "Options on Securities Indices", "Futures Contracts and Options on Futures Contracts", and "General" under the section "Additional Investment Practices" in the Fund's Prospectus.

The following information supersedes certain information in the current prospectus in the table under the heading "Management of the Funds - Adviser"

    Strategic Balanced Fund - the person principally responsible for the day-to-day management of the Fund is Nicholas D.P. Carn. Mr. Carn has been a Vice President of ACMC since 1997. Prior thereto he was Chief Investment Officer and Portfolio Manager of Draycott Partners.

                 _______________________________

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE
REFERENCE.


















































00250157.BJ8